Exhibit 99.1

Investor Day Evolution of Food Distribution January 16, 2019

Disclaimers These materials and the remarks made in connection with their presentation contain forward looking statements. These forward looking statements involve risks and uncertainties and are based on current expectations and management estimates; actual results may differ materially. The risks and uncertainties which could impact these statements are described in filings that United Natural Foods, Inc. (the “Company”) has made under the Securities Exchange Act of 1934, as amended, including its quarterly report on Form 10-Q for the period ended October 27, 2018 filed with the Securities and Exchange Commission (the "SEC") on December 6, 2018 and other filings the Company makes with the SEC, and include, but are not limited to the Company’s dependence on principal customers; the Company's sensitivity to general economic conditions, including changes in disposable income levels and consumer spending trends; the Company’s ability to realize anticipated benefits of its acquisitions and dispositions, in particular, its acquisition of SUPERVALU; the possibility that restructuring and other charges and costs we may incur in connection with the sale or closure of SUPERVALU's retail operations will exceed current estimates; the Company's reliance on the continued growth in sales of higher margin natural and organic foods and non-food products in comparison to lower margin conventional products; increased competition in the Company's industry as a result of increased distribution of natural, organic and specialty products by conventional grocery distributors and direct distribution of those products by large retailers and online distributors; increased competition as a result of continuing consolidation of retailers in the natural product industry and the growth of supernatural chains; the Company's ability to timely and successfully deploy its warehouse management system throughout its distribution centers and its transportation management system across the Company and to achieve efficiencies and cost savings from these efforts; the addition or loss of significant customers or material changes to the Company’s relationships with these customers; volatility in fuel costs; volatility in foreign exchange rates; the Company's sensitivity to inflationary and deflationary pressures; the relatively low margins and economic sensitivity of the Company's business; the potential for disruptions in the Company's supply chain by circumstances beyond its control; the risk of interruption of supplies due to lack of long-term contracts, severe weather, work stoppages or otherwise; moderated supplier promotional activity, including decreased forward buying opportunities; union -organizing activities that could cause labor relations difficulties and increased costs; and the ability to identify and successfully complete acquisitions of other natural, organic and specialty food and non-food products distributors. Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. The Company is not undertaking to update any information in the foregoing reports until the effective date of its future reports required by applicable laws. Any estimates of future results of operations are based on a number of assumptions, many of which are outside the Company's control and should not be construed in any manner as a guarantee that such results will in fact occur. These estimates are subject to change and could differ materially from final reported results. The Company may from time to time update these publicly announced estimates, but it is not obligated to do so. This presentation also contains certain non-GAAP financial measures such as adjusted estimated diluted earnings per common share. The reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are presented in the appendix to this presentation. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for any measure prepared in accordance with GAAP. The Company believes that presenting these non-GAAP financial measures aids in making period-to-period comparisons and is a meaningful indication of its estimated operating performance. The Company's management utilizes and plans to utilize this non-GAAP financial information to compare the Company's operating performance during certain fiscal periods to the comparable periods in the other fiscal years and, in certain cases, to internally prepared projections. 2

UNFI Steve Spinner CEO & Chairman, UNFI 2019 Investor Day 3

Today’s Speakers Sean Griffin Chief Executive Officer SUPERVALU Steve Spinner Chief Executive Officer & Chairman UNFI Chris Testa President UNFI Mike Zechmeister Chief Financial Officer UNFI Mario Adamy National Vice President, Warehouse Automation UNFI Anne Dament Executive Vice President Retail, Marketing & Exclusive Brands SUPERVALU Eric Dorne Chief Information Officer & Chief Administration Officer UNFI Danielle Benedict Chief Human Resource Officer UNFI Mike Stigers Executive Vice President, Wholesale SUPERVALU 4 Better Food. Better Future.

Agenda 5 Better Food. Better Future. General Session • Steve Spinner - CEO & Chairman • Mike Zechmeister - CFO • Sean Griffin - CEO, SUPERVALU • Chris Testa - President, UNFI Breakout Sessions • Anne Dament - EVP, Retail, Marketing & Exclusive Brands • Mario Adamy - National VP, Warehouse Automation Resume General Session • Steve Spinner - CEO & Chairman

Opening remarks 6

7 ***Video***

8

Who We Are For our associates, our customers, our suppliers, and the families we serve every day. 9 We exist to transform the world of food distribution

Delivering: A deeper ‘full store’ selection with compelling brands for every aisle An unmatched heritage of great food and fresh thinking Smarter food solutions, from fulfillment to insights Guidance for entrepreneurs and major brands alike to unlock their full potential and transform their business – for the better Our Business Position 10 North America’s Premier Food Wholesaler

Ingrained in our DNA as health food pioneers Feed the planet. Better food comes from a healthy planet, and we do our part. Find the sweet spot. Be flexible and make change work. Do the right thing. Put safety and integrity at the forefront of everything we do. Deliver together. Empower each other and win as a team. Our Values 11

Rationale For Acquiring SUPERVALU Create compelling value for customers and shareholders Delivers Significant Synergies Enables Cross Selling Opportunities Expands Market Reach and Scale Enhances Technology, Capacity and Systems Diversifies Customer Base ….. scale will drive winners in food distribution. 12 Better Food. Better Future.

Positioned for Success Unmatched offerings 13

3-Year Strategy / Focus Successful integration Realize cost synergies Optimize DC network Drive cross selling Generate cash to pay down debt 14

Delivering More

Options, expertise and value for our customers

DELIVERING
MORE OPTIONS, MORE VALUE

Grocery	Fresh	Wellness	eCommerce	Services
Complete Shopping Experience	From perimeter to produce	Health & wellness products	Solutions for the virtual store	Store-level expertise

Unmatched offerings

15 | Better Food. Better Future.

Retail Update Four of Six SUPERVALU Retail Banners Have Been Sold or Closed 16 Sold / closed over past 12 months Continue to operate / market

Financial Outlook Mike Zechmeister CFO 17

Given our scale, unmatched assortment of products & services and significant synergies, we expect to generate meaningful shareholder value 18

19 Net Sales Scale, assortment and services drive growth $8.5B (2) $21.5B - $22.0B $27.0B - $27.5B CAGR ~ 3.6% (1) Fiscal Year Net Sales 1 When adjusting for the additional 11 weeks of SUPERVALU sales, prior to the acquisition, not included in FY19. Retail sales from Cub and Shoppers are not included in net sales; net sales does include wholesale sales to Cub. 2 Legacy UNFI only

Adjusted EBITDA (1) Synergies drive growth CAGR ~ 7.0% (3) $875M - $925M (4) Value Creation $657.5M (2) Retail $318.2M (4) 1 Adjusted EBITDA is an important measure of business performance and is not intended to be a substitute for or be superior to any financial information presented in accordance with generally accepted accounting principles (“GAAP”) 2 Midpoint of estimated range; see reconciliation in appendix 3 After adding $78M to FY19 to reflect a full year contribution from SUPERVALU 4 See reconciliation in appendix 20 Better Food. Better Future.

Cost Synergies

Affirming cost synergies of more than $185M in year 4

Foundational Support	Distribution Network
Infrastructure cost savings	Optimized cost to serve
Optimize trade terms/programs	Best product/service offering
Supplier Base	Customer Base

> $185M in Year 4 [1]

Timeline to Achieve



$'s in millions
>$36
>$118
>$175
>$185
FY19
FY20
FY21
FY22

One-Time Costs to Achieve Synergies [2]

- ✓ FY19 costs: ~ $125M
- ✓ FY20 costs: ~ $35M
- ✓ FY21 to FY24: Cumulative ~ $65M

[1] Excludes revenue synergies

[2] Excludes impact of one-time costs related to retail divestitures and store closures. In FY19, one-time retail closure costs related to Shop 'n Save, Shop 'n Save East, and Hornbacher's are estimated to be approximately $35M - $40M. This does not include any future charges related to store closures or divestitures at Shoppers or Cub.

21 Better Food. Better Future.

UNFI

22 Free Cash Flow & Other Key Metrics Expecting debt reduction over the remainder of FY19 Anticipate net debt reduction of $0 to $100M for Q2 to Q4 of FY19 Neutral to modestly positive free cash flow(1) plus proceeds from asset sales for the remainder of fiscal year(2) Fiscal 2019 Capital expenditures of 1.3% to 1.5% of net sales in FY19 Elevated spend due to distribution center expansions & automation 1 Defined as cash provided by operations (after tax and interest payments) less capital expenditures 2 Includes sale of Hornbacher’s which closed in Q2 (December 2018); excludes potential sale of Cub or Shoppers 3 The tax rate applied to pre-tax income prior to non-recurring charges identified by the company Longer Term Expectations (FY20 to FY22) Capital expenditures average 1.0% of net sales Tax rate of 28% to 32%(3) Evaluating potential tax elections resulting from SUPERVALU acquisition Working capital grows slower than net sales

De-Leveraging Leverage expected to decline by 2 turns by end of FY22 (3) 1 Net leverage = [Face value of total debt less cash] / Adjusted EBITDA; excludes operating leases. FY19 adjusted to include a full year of SUPERVALU contribution. 2 Including operating leases where net leverage = [Face value of total debt plus (rent expense x 3) less cash] / Adjusted EBITD AR, the target EBITDAR leverage range is approximately 0.1x to 0.2x higher. 3 Equity will continue to be used for employee stock based compensation, as has been the past practice. 23 Better Food. Better Future.  Target leverage is 2.0 to 2.5x (excluding operating leases) (2)  Near term plans: o No dividends o No stock repurchases o No additional long-term sale leasebacks o No capital raised via equity issuance  Potential for additional leverage reduction via sale of non-retail assets Net Leverage (1)

Asset Monetization Opportunities: Beyond Retail Additional future asset sales expected to further reduce leverage Estimated proceeds from asset sales beyond retail: $100M to $150M (1) 1 These proceeds are in addition to the “Proceeds from Asset Sales” included in FY19 $0 to $100M debt reduction estimate 24 Better Food. Better Future. Other Asset Sales Surplus Property DC Rationalization

Debt Structure & Covenants Ample liquidity and no ongoing financial maintenance covenants Several years until refinancing required o o $2.1B ABL matures in 2023 $1.8B Term Loan matures in 2025 Ample liquidity o o $735M at end of Q1 FY19 Expecting $700M to $750M at fiscal year end Term Loans and ABL credit facilities contain no ongoing financial maintenance covenants 1 Liquidity is defined as ABL borrowing capacity plus cash 25 Better Food. Better Future.

Fiscal 2019 Guidance – 53 weeks GAAP EPS guidance now includes expected one-time retail store closure & divestiture costs $21.5 to $22.0 billion $(0.70) to $(0.50) compared to prior GAAP EPS guidance of $(0.19) to $0.01 per share. Revised GAAP range now includes $35M to $40M of expected expenses associated with the divestiture of Shop ‘n Save, Shop ‘n Save East and Hornbacher’s. No other GAAP EPS guidance changes, at this time. Excludes expected future one-time charges related to store closures or divestitures at Shoppers or Cub and any potential impairment to long-lived assets, including goodwill. $1.69 to $1.89 $650 to $665 million Including discontinued operations $181 to $191 million Excludes $3 million related to the 30-day redemption period of the now retired SUPERVALU notes. Includes non-cash interest expense related to amortization of financing fees and original issue discount. Expect to pay cash taxes related to continuing operations of less than $20 million 1 See reconciliation in appendix 26 Better Food. Better Future. Taxes Adjusted Interest Expense Adjusted EBITDA (1) Adjusted Earnings Per Share (1) Earnings Per Share Net Sales

Takeaways 27 Synergies enable strong Adjusted EBITDA growth Meaningful opportunities to monetize assets Debt reduction imperative Ample liquidity, no near term debt maturities, and no financial maintenance covenants

We Believe In The Combination With SUPERVALU Sean Griffin CEO, SUPERVALU 28

Acquisition of SUPERVALU The long-term strategic rationale remains unchanged Managing the business for long-term value creation 29

Integration Vision 30 Resulting In Enabling Efficient Operating Model Common Processes Standard Platform One Company Current State Inefficient Operating Model Resulting In Additional work Disparate Systems & Processes Creating Path to the new UNFI

Integration Approach 31 Synergy Type Comments Duplication / Elimination “Just do it” Used to achieve initial FY19 synergies and some FY20 synergies Maximize opportunities quickly Process Enabled “Integrate” Drives moderate synergy achievement each year Operating Model Changes System Enabled “Standardize” Drives FY21 and FY22 synergies Lead time & Investments Change Management Unlocking and delivering synergies

Synergies create value We’re on track for delivering more than $185M in cost synergies in year 4 32 Infrastructure cost savings Optimized cost to serve Optimize trade terms/programs Best product/service offering 1 Excludes revenue synergies Foundational Support Distribution Network Supplier Base Customer Base More than $185M in Year 4 (1)

Timing of synergies Committed to more than $185M but going after more 33 FY19 FY20 FY21 FY22 > $36 > $118 > $175 > $185 SG&A Operations ($’s in Millions)

34 Fiscal Year 2019 Synergies Mix of SG&A, operational and commercial savings $18 $25 $11 $36 SG&A Labor Total FY19 Expectation Ops/Commercial SG&A Non-Labor Total SG&A ($’s in Millions)

35 Integration Process Focus efforts Take a Disciplined Approach Manage the Change Prioritize efforts and investment based on risk adjusted expected returns Organize teams around achieving synergy targets Keep it simple Identify what changes, when and build plans to manage Manage change with associates, customers, and partners Communicate targeted messages regularly Get momentum with customers, suppliers, and associates Drive momentum with executive sponsorship Measure, track, and deliver on a regular cadence Moving quickly and pragmatically to capture synergies and manage risk

Technology Levers Strategic, deliberate approach to deliver business value Strategic approach to deliver business results 36 Better Food. Better Future. Improved ROI High velocity / slower moving network Optimized cost Single instance operating model Cross-sell, up-sell entire assortment Enhanced customer experience enable collaboration management Enrich business analytics and data Enhance business capabilities and Leverage our new scale “High performing” IT organization “Streamlined” IT services Rationalized & optimized infrastructure Integrated & standardized solutions 3 Deliver Business Outcomes 2 Optimize Capabilities 1 Set Foundation

What We’ve Learned What We’re Doing 37 Solid Talent and infrastructure Customers and suppliers excited about the deal Strengths Complexity Lack of consistent metrics / KPI’s Opportunities We’ll build from our strengths and use opportunities to deliver improved performance

SUPERVALU performance 38 Sales Network Optimization Softness in center store Losses due to network alignment Impact on gross margin Pacific Northwest Harrisburg/Lancaster Florida

Network optimization/realignment specifics 39 Pacific Northwest Consolidation Optimization: SVU operating synergies modeled from 3 DCs to 1 Model will be 1 DC hi velocity and 1 DC slower moving Opportunity to sell real estate and reduce leverage Move from Lancaster to Harrisburg (PA) Realignment: Albertsons exercised option to force relocation from Lancaster to Harrisburg Automation of GM in Carlisle Greenfield start up Reduced operating efficiencies Legacy SVU Legacy UNFI WA OR MD DE NJ PA

Takeaways       Long-term rationale for the deal remains unchanged On track to deliver > $185M in cost synergies by year 4 Challenges with SUPERVALU business are fixable Path forward on systems and technology integration Balancing speed and managing risk Revenue synergies and reduction in inventory are upside to the value creation 40 Better Food. Better Future.

Unlocking The Opportunity for UNFI & Today’s Retailer 41 Better Food. Better Future. Chris Testa President, UNFI

Today- Our Diverse Customer Base No one is better positioned to serve this range of customers than UNFI 42 Natural Conventional Premium Ethnic Value Alternative eCom

Complete store offerings Top sellers and new products Consolidated supplier to reduce labor and COGs Insights, expertise and Food Solutions beyond product and price What Retailers Need Today 43 Adapting to a competitive environment 1 Based on FY2018 Annual Report

Scale Matters More Choices Delivered Faster & Better 44

The Most DCs = Closer to the Customer 45 UNFI Distribution Center UNFI Customer SVU Distribution Center SVU Customer

Unparalleled Product Offering Over 300,000 SKUs covering the whole store Top suppliers want to work with us (Access to the broadest customer base) First to market with new products (Over 1,000 new items per month) Tremendous exclusive brands offering (Over 6,000 SKUs in 100+ categories) 46 Conventional N/O Center Store Meat Produce Ethnic HABA All Other

Scaling the Opportunity UNFI Larger drop = higher margin Widest selection = competitive moat Supplier leverage = lower acquisition cost Distribution network = lower cost to serve In food distribution scale wins 47 RETAILER Fewer drops = lower labor costs Consolidate purchases = lower price Closer to DC = shorter lead times Fewer suppliers = back-of-house savings (AP, credits, etc.)

The Cross Selling Opportunity 48 Leveraging the Center Store Portfolio

Natural & Organic Fuels Growth in Conventional Natural products $ growth by department vs year ago 49 Growth of natural and organic products in conventional stores 7.1% SPINS Data – 52 weeks ending 11/4/18 Seafood General Merch Produce Floral Rx Dairy Frozen Non-food HBC Meat Deli Bakery Grocery Alcoholic Beverages 7.1% 16.6% 2.4% 6.5% 17.1% 8.7%

Cross Trend With Natural & Conventional Cross Selling generates incremental margin from existing accounts. 3 Year trend validates an opportunity for cross selling 50 SPINS Data – 52 weeks ending 11/4/18

Vendors Confirming Cross-Selling Opportunity UNFI historically sold 10x the SVU revenue with Amy’s® 51 Amy’s® Calendar Year Shipments $120M $9M +10% +7% 2018 Revenue

Keeping it Fresh 52 Building Out The Store

53 +1.6% +3.4% Retailers are Focused on the Perimeter UNFI has the solutions for perimeter sales which are growing twice as fast as center store Source: Nielsen Retail Measurement Services for 52 weeks ended September 29, 2018

Produce Sourcing Creates Opportunities Over 3,000 Produce customers currently serviced CUSTOMERS Mostly Organic. Looking for conventional. CUSTOMERS Mostly Conventional. Looking for organic. $1.5 billion coast-to-coast produce wholesaler with access to worldwide supply chain 54 200 suppliers from 100 countries

Power of Protein Opportunity to offer full protein assortment Commodity Frozen Premium/Imported Conventional Organic & “free from” Upscale & Specialty Bulk. Fresh Wall Deli Incremental sales opportunity (1) 1 Across UNFI and SUPERVALU customer bases. 55 Better Food. Better Future.

Growth Beyond Traditional Grocery Additional Opportunities for Growth 56

Professional Services Connecting with customers beyond the shelf 57 Faster Better Value Added Cheaper Edit Master text styles Edit Master text styles 875,000 payroll checks issued 2,300 financial statements generated 750 income tax returns prepared 21,000,000 coupons processed Existing services provided by SuperValu today 3,300 stores on front end payment processing

Services = 100% Upside for Legacy UNFI UNFI Incremental margin Leverages existing infrastructure Increases customer loyalty Providing more than just a product and price to increase customer loyalty 58 CUSTOMER Reduces operating costs Turnkey incremental revenue Solutions to drive sales Offering UNFI customers complimentary services is a short-term priority

Over $2B/Year in Complimentary Channels UNFI’s offerings appeal to customers beyond brick and mortar Food Service 59 Innovative front of house SKUs Back of house ingredients Sales expertise Best Price Wide variety Locations close to shipping ports In-market sales personnel Buying and Selling functions for core ethnic market Wideset variety of top sellers and new innovative SKUs Best Price Closet to the customer Industry expertise. Military International Ethnic Customer Needs UNFI Capability

UNFI Enables Customers for eCom Uniquely positioned to provide total eCom package 60 Back-of House Expertise Driving Sales Growth Driving online sales and retailer value via: Email Social Media Couponing Display Ads Mobile App Search Engine Marketing (SEM) Search Engine Optimization (SEO) Strategic Partnerships Logistical Foundations Product Content Drop Ship Capability Direct Sales to eTailers Endless Aisle Capabilities API for eGrocery Honest Green UNFI Easy Options

Sales Structure 61 Customer Execution

62 Regional Expertise and Accountability President – entire region VP – area sales Account Manager – customer relationships Specialist – provides category knowledge Sales Manager – territory sales Director – sub-area sales Focused on Cross-Selling opportunities Focused on Channel Specific SVU = Conventional UNFI = Broadline National Sales Chain International eCom Military

Takeaways 63 Food dynamics are changing and UNFI has what today’s retailer needs Broad product selection, delivered better and faster Key perimeter categories Unmatched services and solutions beyond food Significant cross-selling opportunity for natural & organic into conventional and vice-versa Well positioned for e-commerce and complimentary channels

Differentiated Exclusive Brands Expected To Drive Growth Anne Dament EVP, Retail, Marketing & Exclusive Brands 64

Exclusive Brands Vision To provide an expansive portfolio of profitable exclusive brands satisfying all types of customers with a value proposition 65

Industry-Leading Brand Portfolio Building trust with retailers to grow a more loyal customer base SPECIALTY NATURAL CONVENTIONAL $9.8B channel sales $9.0B channel sales $323 channel sales 66 Total U.S. Retail Dollar Sales – NPI in Natural, Specialty Gourmet, Conventional (Food) or MULO Channels, 52 Weeks Ending 10/7/18 $1.5B in Exclusive Brand Sales = Top 20 U.S. CPG Company Entry Level Mid Level Premium Level

How We Will Grow Invest in strategic brands representing significant growth potential Accelerate new item introductions Leverage breadth of portfolio into new labels Launch new brands with existing customers Launch existing brands to new customers 67

Our Core Strategic Pillars 68 Leverage customer base Invest in innovation Optimize our portfolio Grow fresh category

Customer Benefits 69 Top customers have 15% exclusive brands penetration Retailers affiliated with our exclusive brands are more profitable customers, with stronger category margin National Brand Equivalent Average retail = $3.33 Average cost = $3.19 Average margin = 4% Essential Everyday 20.5oz Nutty Nuggets Average retail $2.14 Average cost = $1.60 Average margin = 25%

Takeaways 70 Customer drives our decisions Strong cross-selling opportunities to combined customer base Exclusive brands drive benefits for both UNFI and our customers

Mario Adamy National VP, Warehouse & Automation 71 Transaction Drives Operating Benefits

Supply Chain Our distribution network is primed to deliver a differentiated customer experience driving shareholder value 72 TACTICAL EXECUTION STRATEGIC OBJECTIVES Cost of Goods Improvement Transportation Efficiency Inventory Optimization Op Expense Reduction Capacity Improvement Network Optimization Customer Offering Omni-Channel Growth Asset/Capital Management

Supply Chain Cost of Goods 73 Better pricing Service levels Inbound freight Investment buys & forward warehouse Transportation Combined network expected to lower COGs and transportation costs . Single deliveries Fewer stops / miles Increased fleet utilization Backhaul opportunities 60 Distribution Centers 33 UNFI 27 Supervalu Build out the store capability 24 within 3 Hrs. drive time

Supply Chain 74 while improving working capital and lowering operating costs Inventory Eliminate redundant inventory Lower overall safety stock Reduce shrink Improved shelf life Operating costs Increased labor productivity Eliminate redundant fixed costs Reduce 3PL/outside storage and improve capacity Leverage automation 60 Distribution Centers 33 UNFI 27 Supervalu Build out the store capability 24 within 3 Hrs. drive time

Distribution Consolidation 75 BEFORE AFTER Inbound to 5 Distribution Centers 3PL support Outside storage Cross-dock from Northern CA Outbound from 5 Distribution Centers Inbound to 2 Distribution Centers Eliminated duplicity of operations Outbound from 2 Distribution Centers Velocity-based distribution efficiency New Customer Growth Expanded Customer Offering Monetization of Assets Distribution Center Consolidation – Pacific Northwest Example WA OR UNFI SUPERVALU

Network Optimization Regional Distribution Strategy - Midwest Example 76 BEFORE AFTER Slow-moving item Suppliers Joliet becomes low velocity item DC (hub for Mid-West region) Bringing Distribution Optimization To Life UNFI SUPERVALU

Supply Chain 77 FY19 Synergy Inbound Management DC Operating Efficiency Transportation Efficiency Indirect Spend Management Long-term Strategy Executing our strategy will deliver shareholder value Strategic Benefits Labor efficiencies Less dependent on human capital Capacity improvement Inventory accuracy Energy reductions eCommerce enablement Retail friendly capability Automation Strategy FY2019 Execution SoCal & PNW investments Greater than 20% IRR 12 months concept to implementation SoCal start-up Nov. 2019 Operating Synergy Operations is already executing to realize committed synergies but going after more!

Takeaways 78 Supply chain is a large beneficiary of this transaction: Improved cost of goods Lower transportation and operating costs Improved working capital Optimizing our combined scale will drive expected synergies Capitalizing on network and consolidation opportunities Creates efficiencies, enhances capabilities and potentially monetizes assets Automation will be thoughtfully utilized, balancing investment with operating benefits

Giving back Over $1.3 million donated and 7,100 hours volunteered with causes in our communities Hunger relief More than 16.9 million pounds of food donated – providing over 1.3 million meals to those in need Fleet efficiency Named to Food Logistics’ Top Green Providers List for 5th year in a row Climate impact 6,356 MWh in solar energy generated on site Waste diversion 78% of waste diverted from landfill Food waste audit to be completed in FY19 Maintain Focus On Our Core Values - Together 79

Closing Remarks Steve Spinner 80

Questions and Answers UNFI Management Team 81

Appendix Reconciliation of Adjusted EBITDA – Fiscal 2016 82 Year Ended (in thousands) July 30, 2016 Net Income attributable to United Natural Foods, Inc. 125,766 $ Provision for income tax 82,456 Total other expense, net 15,887 Depreciation and amortization 71,006 Restructuring and asset impairment expenses 5,552 Acquisition related costs 2,194 Share based compensation 15,308 Adjusted EBITDA 318,169 $ Reconciliation of 2016 Net Income to Adjusted EBITDA (unaudited)

Appendix Reconciliation of Adjusted EBITDA – Fiscal 2019 Guidance 83 (in thousands) Low Range Estimate High Range Net Income attributable to United Natural Foods, Inc. (38,000) $ (30,000) $ (Benefit) provision for income tax (11,000) (9,000) Restructuring, acquisition, and integration related costs (1) 125,000 Retail divestiture costs and charges (2) 35,000 40,000 Net interest expense 186,000 Total other (income) expense, net (2,000) Depreciation and amortization (3) 332,000 Share based compensation 58,000 Net periodic benefit income, excluding service costs (4) (35,000) Adjusted EBITDA 650,000 $ 665,000 $ (1) Includes approximately $3 million of interest expense related to the SUPERVALU notes. (2) One-time store closure and divestiture costs related to Shop 'n Save, Shop 'n Save East, and Hornbacher's. Excludes any potential future one-time charges related to store closures or divestitures at Shoppers or Cub. (3) Preliminary estimate subject to finalization of purchase accounting. (4) Related to the SUPERVALU pension plan. Reconciliation of 2019 Guidance for Net (Loss) Income to Adjusted EBITDA Fiscal Year Ending August 3, 2019

Appendix Reconciliation of FY19 Guidance for Adjusted EPS 84 Fiscal Year Ending August 3, 2019 Low Range Estimate High Range Net (loss) income per diluted common share (0.70) $ (0.50) $ Restructuring, acquisition, and integration related costs (1) 2.40 Retail divestiture costs and charges (2) 0.72 Tax impact of adjustments (0.74) Adjusted net income per diluted common share 1.69 $ 1.89 $ (1) Also includes the loss on debt extinguishment and interest expense on bonds incurred in the first quarter of fiscal 2019. (2) Mid-point of $35M to $40M range related to one-time store closure and divestiture costs at Shop 'n Save, Shop 'n Save East, and Hornbacher's. Excludes any potential future one-time charges related costs related to store closures or divestitures at Shoppers or Cub. Reconciliation of 2019 Guidance for Estimated Net (Loss) Income per Common Share to Estimated Non-GAAP Adjusted Diluted Income per Common Share (unaudited)

Appendix Reconciliation of Adjusted EBITDA – Fiscal 2022 85 (in thousands) Low Range Estimate High Range Net Income attributable to United Natural Foods, Inc. 139,000 $ 175,000 $ (Benefit) provision for income tax 53,000 67,000 Net interest expense 196,000 Total other (income) expense, net (2,000) Depreciation and amortization 471,000 Share based compensation 61,000 Net periodic benefit income, excluding service costs (1) (43,000) Adjusted EBITDA 875,000 $ 925,000 $ (1) Related to the SUPERVALU pension plan. Reconciliation of 2022 Net Income to Adjusted EBITDA Fiscal Year Ending August 3, 2022